SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 8, 2002

HUDSON RIVER BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-24187 (Commission File Number)	14-1803212 (IRS Employer Identification Number)

One Hudson City Centre, Hudson, New York, 12534

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(518) 828-4600

N/A

(Former name or former address, if changed since last report)

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Item 2.    Acquisition or Disposition of Assets.

              On March 8, 2002, Hudson River Bancorp, Inc. ("Hudson"), a Delaware corporation and the holding company of Hudson River Bank & Trust Company issued the press release included as Exhibit 99 to this Report and incororated by reference herein announcing the completion of the acquisition of Ambanc Holding Co., Inc. ("Ambanc"), a Delaware corporation and the holding company of Mohawk Community Bank. The acquisition was effected through the merger of Hudson Acquisition Corp. II, a Delaware corporation and non-operating wholly-owned subsidiary of Hudson River Bank & Trust Company, with and into Ambanc, with Ambanc being the surviving corporation and becoming a wholly-owned subsidiary of Hudson River Bank & Trust Company (the "Merger"). Ambanc was then liquidated and Mohawk Community Bank was then merged into Hudson River Bank & Trust Company.

              The Merger was consummated pursuant to an Agreement and Plan of Merger ("Merger Agreement") dated September 4, 2001, by and between Hudson, Hudson River Bank & Trust Company and Ambanc. A copy of the Merger Agreement was included as Exhibit 2.1 to Hudson's current report on Form 8-K, filed with the SEC on September 18, 2001, and is incorporated by reference herein. The consideration for the Merger was determined by arms-length negotiation between the parties. Hudson financed the acquisition of Ambanc with cash on hand.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

                            (a)        Financial Statements of businesses acquired.

                                         (i)       Ambanc Holding Co., Inc. and subsidiary consolidated financial statements as of December 31, 2000, 1999 and 1998 and for each of the years in the three-year period ended December 31, 2000 (with independent auditor's report thereon) (incorporated by reference to Ambanc's Annual Report on Form 10-K (SEC File No. 000-27036), filed with the SEC on March 27, 2001).

                                         (ii)      Ambanc Holding Co., Inc. and subsidiary unaudited consolidated financial statements as of September 30, 2001 and 2000 and for the three and six month periods ended September 30, 2001 (incorporated by reference to Ambanc's Quarterly Report on Form 10-Q (SEC File No. 000-27036), filed with the SEC on November 14, 2001).

                            (b)        Pro forma financial information.

                                        It is impracticable, as of the date hereof, to provide the pro forma financial information required by Form 8-K. Such pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but in any event not later than May 24, 2002.

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                            (c)       Exhibits.

                                          2       Agreement and Plan of Merger, dated as of September 4, 2001, by and between Hudson River Bancorp, Inc., Hudson River Bank & Trust Company, and Ambanc Holding Co., Inc. (incorporated by reference to Exhibit 2.1 of Hudson's Current Report on Form 8-K filed with the SEC on September 18, 2001).

                                          99       Press release of Hudson River dated March 8, 2002 announcing consummation of the transaction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HUDSON RIVER BANCORP, INC.

Date: March 21, 2002	By:	/s/ Timothy E. Blow Timothy E. Blow Chief Financial Officer

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